CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian C. Beh, President of The Roxbury Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the period ended June 30, 2009 (the "Report") fully complies with the requirements of
                Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 25, 2009                 /s/ Brian C. Beh
     ----------------------              ---------------------------------------
                                         Brian C. Beh, President
                                         (principal executive officer)


I, Lance Simpson, Treasurer of The Roxbury Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the period ended June 30, 2009 (the "Report") fully complies with the requirements of
                Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 25, 2009                 /s/ Lance Simpson
     ----------------------              ---------------------------------------
                                         Lance Simpson, Treasurer
                                         (principal financial officer)






This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.